SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2013 (May 14, 2013)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                                  REGULATION FD DISCLOSURE.

On May 14, 2013, the Company issued a press release entitled “Chembio’s DPP® HIV-Syphilis Multiplex Test Demonstrates 100% Sensitivity and Specificity in Evaluation by Mexico’s Institute of Epidemiological Diagnosis and Reference”.   A copy of the press release is furnished herewith as Exhibit 99.1.

On May 16, 2013, the Company issued a press release entitled “Chembio Enters Into Six-Month Follow-On Contract with CDC Contractor for Development of Rapid, Point-of-Care Influenza Immunity Test”.   A copy of the press release is furnished herewith as Exhibit 99.2.

On May 17, 2013, the Company issued a press release entitled “Chembio Sponsors 28th Annual AIDS Walk New York as Co-Chair Advocate”.   A copy of the press release is furnished herewith as Exhibit 99.3.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1
Press Release entitled “Chembio’s DPP® HIV-Syphilis Multiplex Test Demonstrates 100% Sensitivity and Specificity in Evaluation by Mexico’s Institute of Epidemiological Diagnosis and Reference” dated May 14, 2013.

99.2	Press Release entitled “Chembio Enters Into Six-Month Follow-On Contract with CDC Contractor for Development of Rapid, Point-of-Care Influenza Immunity Test” dated May 16, 2013.
99.3	Press Release entitled “Chembio Sponsors 28th Annual AIDS Walk New York as Co-Chair Advocate” dated May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 17, 2013                                                                  Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
          Lawrence A. Siebert
          Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press Release entitled “Chembio’s DPP® HIV-Syphilis Multiplex Test Demonstrates 100% Sensitivity and Specificity in Evaluation by Mexico’s Institute of Epidemiological Diagnosis and Reference” dated May 14, 2013.

99.2	Press Release entitled “Chembio Enters Into Six-Month Follow-On Contract with CDC Contractor for Development of Rapid, Point-of-Care Influenza Immunity Test” dated May 16, 2013.
99.3	Press Release entitled “Chembio Sponsors 28th Annual AIDS Walk New York as Co-Chair Advocate” dated May 17, 2013.